UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25395	77-0501994
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

35 Dory Road, Gloucester, MA		01930
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (978) 282-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 10, 2011, Applied Materials, Inc., a Delaware corporation (“Applied”), completed its previously-announced acquisition of Varian Semiconductor Equipment Associates, Inc., a Delaware corporation (“Varian”). Pursuant to the terms of that certain Agreement and Plan of Merger dated as of May 3, 2011 (the “Merger Agreement”), Barcelona Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied (“Merger Sub”), merged with and into Varian (the “Merger”), with Varian surviving the Merger as a wholly-owned subsidiary of Applied.

Pursuant to the Merger Agreement and by virtue of the Merger, each share of Varian common stock issued and outstanding immediately prior to the Merger was converted into the right to receive $63 in cash, without interest (the “Merger Consideration”), on the terms and subject to the conditions set forth in the Merger Agreement (excluding shares that were: (i) held by Applied, Merger Sub or any other wholly-owned subsidiary of Applied; or (ii) held by Varian or any wholly-owned subsidiary of Varian, or held in Varian’s treasury). As also provided under the Merger Agreement, certain equity awards held by employees of Varian were converted into cash equal to the difference between the Merger Consideration and the exercise price, if any, of such awards, while other equity awards held by employees of Varian were assumed by Applied and converted into equity awards of Applied on terms substantially equivalent to the terms of the original awards.

Applied funded the Merger Consideration and certain costs associated with the Merger through a combination of existing cash balances and the net proceeds of the senior unsecured notes that Applied issued on June 8, 2011 in the aggregate principal amount of $1.75 billion.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)

Following the completion of the Merger, on November 10, 2011 Varian notified NASDAQ OMX Group (“NASDAQ”) that the Merger had been completed. At Varian’s request: (i) on November 10, 2011, NASDAQ filed with the SEC a Form 25, Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to strike Varian’s common stock from listing on the NASDAQ Global Select Market and to withdraw Varian’s common stock from registration under Section 12(b) of the Exchange Act; and (ii) as of the close of business on November 10, 2011, NASDAQ suspended trading of the Varian common stock on the NASDAQ Global Select Market.

Item 3.03.	Material Modification to Rights of Security Holders.

(a)

The disclosures under Item 2.01 and Item 3.01 are incorporated herein by reference.

Item 5.01.	Change in Control of Registrant.

The disclosure under Item 2.01 is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

(a)

On November 10, 2011: (i) Varian’s certificate of incorporation was amended and restated in its entirety so as to read in its entirety in the form attached hereto as Exhibit 3.1; and (ii) Varian’s bylaws were amended and restated in their entirety so as to read in their entirety in the form attached hereto as Exhibit 3.2.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being filed herewith:

3.1	Restated Certificate of Incorporation of Varian Semiconductor Equipment Associates, Inc.

3.2	Amended and Restated Bylaws of Varian Semiconductor Equipment Associates, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIAN SEMICONDUCTOR EQUIPMENT ASSOCIATES, INC. (Registrant)

By:	/s/ Robert J. Halliday
Name:	Robert J. Halliday
Title:	President

Date: November 17, 2011

EXHIBIT INDEX

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Varian Semiconductor Equipment Associates, Inc.

3.2	Amended and Restated Bylaws of Varian Semiconductor Equipment Associates, Inc.